SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)              September 22, 1999
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                              PSI INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



         Florida                        0-29802               59-2736501
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(State or other jurisdiction       (Commission File          (IRS Employer
     or incorporation)                  Number)           Identification No.)



                1160 B South Rogers Circle, Boca Raton, FL 33487
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code           (561) 997-1133
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          (Former name or former address, if changed since last report)

Item 2.  Disposition of Assets.
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         As previously reported by PSI Industries, Inc., on July 29, 1999, the
Company filed in the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach Division (the "Bankruptcy Court"), Bankruptcy Case No. 99-33737-BKC, a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. On January 10, 2000 an order granting the Company's motion for authorization to sell assets free and clear of claims, liens, interests and encumbrances was granted by the Bankruptcy Court.

         On February 3, 2000, pursuant to an Asset Purchase Agreement, the Company sold substantially all of its assets to M Group USA, Inc. ("Buyer") for $1,178,500 on an as is, where is basis, with no representations or warranties, either express or implied. The assets include, but are not limited to, the following: all purchase orders selected by Buyer, in its sole discretion, relating to the manufacture, sale, distribution, and related activities, including, but not limited to, the Message Camera and Smile lime camera business (the "Camera Business"); all goodwill, books, records, machinery, equipment, assignable leases for personal property and any agreements relating to the Camera Business.

Item 5.  Other Events.
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         In accordance with its Chapter 11 reporting obligations, the Company filed monthly operating reports for the months ended August, September, October, November and December 1999 with the Office of the U.S. Trustee and the Bankruptcy Court.

         In accordance with Securities Exchange Act Release No. 9660 (June 30,
1972), Rule 12b- 21 under the Securities Exchange Act of 1934 (the "Exchange Act"), and the Securities and Exchange Commission's related no-action correspondence, the Company is herewith filing copies of the Company's consolidated monthly financial reports (the "Reports") filed with the Court and the United States Trustee (the "Trustee") in accordance with Bankruptcy Rule 2015 and the Trustee's "Operating Guidelines and Financial Reporting Requirements" in lieu of quarterly and annual reports under Section 13(a) of the Exchange Act.

         Accordingly, attached to this Current Report as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 are copies of the Reports for the Debtor for the month of August 1999, which was filed with the Court and the Trustee on September 22, 1999, for the month of September 1999, which was filed with the Court and the Trustee on October 20, 1999, for the month of October 1999, which was filed with the Court and the Trustee on November 18, 1999, for the month of November 1999, which was filed with the Court and the Trustee on December 23, 1999 and for the month of December 1999, which was filed with the Court and the Trustee on January 26, 2000.

Item 7.  Financial Statements and Exhibits.
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

         The following exhibits are filed with this report:

         Exhibit No.             Title
         -----------             -----
             99.1                Debtor's Monthly Financial Report for the period July 29, 1999 to
                                 August 31, 1999, which was filed with the Court
                                 on September 23, 1999.

             99.2                Debtor's Monthly Financial Report for the period September 1, 1999 to September 30, 1999, which was filed with the Court on October 20,
                                 1999.

             99.3                Debtor's Monthly Financial Report for the period October 1, 1999 to
                                 October 31, 1999, which was filed with the Court on November 18,
                                 1999.

             99.4                Debtor's Monthly Financial Report for the period November 1, 1999 to
                                 November 30, 1999, which was filed with the Court on December 23,
                                 1999.

             99.5                Debtor's Monthly Financial Report for the period December 1, 1999 to December 31, 1999, which was filed with the Court on
                                 January 26, 2000.

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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PSI INDUSTRIES, INC.


                               By: /s/ Barry Shear
                                       -----------------------------
                                       Barry Shear, Acting President



Dated: February 11, 2000




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